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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


                                September 29, 1997
                          --------------------------------
                                    Date of Report
                          (Date of Earliest Event Reported)


                                     TOPRO, INC.
                ------------------------------------------------------
                (Exact name of Registrant as specified in its charter)


            Colorado                   0-19167                  84-1042227
-------------------------------      -----------             ----------------
(State or other jurisdiction of      (Commission             (I.R.S. Employer
  incorporation or organization)      File No.)                 I. D. Number)


2525 West Evans Avenue, Denver, Colorado                            80219
----------------------------------------                         ----------
(Address of principal executive offices)                         (zip code)

                                   (303) 935-1221
                 ----------------------------------------------------
                 (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

    Information from the Company's Press Release dated September 29, 1997, which is filed as Exhibit 20.1 hereto, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Not applicable

    (b)  Not applicable

    (c)  Exhibits.  The following exhibit is filed with this Report:

         20.1      Press Release dated September 29, 1997



                                      SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Topro, Inc.

Date: September 29, 1997               By: /s/ John Jenkins
                                          ------------------------------------
                                           John Jenkins, President and CEO




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